                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. 1)

Filed by the registrant [X]

Filed by a party other than the registrant [   ]

Check the appropriate box:

[ ]    Preliminary proxy statement      [  ] Confidential, for Use of the
                                             Commission Only (as permitted by
[ ]    Definitive proxy statement            Rule 14a-6(e)(2))

[X]    Definitive additional materials

[ ]    Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

Horizon Group Properties, Inc.
(Name of Registrant as Specified in Its Charter)

Payment of filing fee (Check the appropriate box):

[X]    No fee required.

[ ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

       (1)  Title of each class of securities to which transaction applies:

            Common Stock, par value $.01 per share.

       (2)  Aggregate number of securities to which transaction applies:
                                                                      ---------

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
                                                                          -----

       (4)  Proposed maximum aggregate value of transaction:
                                                            -------------------
       (5)  Total fee paid:
                            ---------------------------------------------------

[ ]    Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1)  Amount previously paid:

       (2)  Form, Schedule or Registration Statement No.:

       (3)  Filing party:

       (4)  Date filed:

              NOTICE TO HORIZON GROUP PROPERTIES, INC. STOCKHOLDERS

     Please be advised that one column relating to the exercise percentage ownership of a beneficial owner's common shares and common units as a percentage of all of the outstanding common shares and common units of the Company was inadvertently omitted from the table appearing on page 6 of the Company's Definitive Proxy Statement dated March 30, 2001 under the caption "Security Ownership of Certain Owners and Management". In addition, the table inadvertently omitted information on Mr. Thomas G. Berlin and his affiliates. The omitted information is set forth in the table below.

                          SECURITY OWNERSHIP OF CERTAIN
                              OWNERS AND MANAGEMENT
PRINCIPAL SHAREHOLDERS

     The following table sets forth information as of March 1, 2001 regarding the beneficial ownership of Common Stock by each Director and Named Officers (as defined herein) of the Company, by all Directors and executive officers of the Company as a group, and by each person known to the Company to be the beneficial owner of more than five percent of the outstanding shares of Common Stock. Unless otherwise indicated in the footnotes, all such interests are owned directly, and the indicated person has sole voting and investment power. The number of shares represents the number of shares of Common Stock the person holds or the number of Common Units held by such person which are exchangeable for shares of Common Stock. The extent to which a person holds Common Units as opposed to Common Stock is set forth in the footnotes.


                                                                         Percentage           Percentage
                                                Number of Shares/       Ownership of         Ownership of
 Name and Address of                              Common Units          Outstanding       Outstanding Common
 Beneficial Owner (1)                         Beneficially Owned (2)  Common Stock (3)      Stock/Units (4)
----------------------                        --------------------    ----------------    -------------------


Michael W. Reschke (5)                                 982,724             29.62%                28.02%
77 West Wacker Drive
Chicago, Illinois  60601

Howard M. Amster (6)                                   269,855              9.40%                 7.98%
25812 Fairmont Boulevard
Beachwood, Ohio  44122

Magten Asset Management Company (7)                    249,380              8.69%                 7.38%
35 East 21 Street
New York, New York  10010

Maurice A. Halperin (8)                                229,074              7.98%                 6.78%
2500 North Military Trail Suite 225
Boca Raton, Florida  33431

Thomas G. Berlin (9)                                   213,100              7.42%                 6.30%
37500 Eagle Road
Willoughby Hills, Ohio  44094

Robert M. Schwartzberg (10)                            144,700              5.04%                 4.28%
5124 44th Street, NW
Washington, DC  20016

Governor Jim Edgar                                       3,300              *                     *

Margaret A. Gilliam                                      6,400              *                     *

E. Thomas Thilman                                       11,400              *                     *

Gary J. Skoien                                         118,095              4.03%                 3.37%

David R. Tinkham                                        50,251              1.74%                 1.43%

Richard A. Berman (11)                                   3,000              *                     *

Andrew F. Pelmoter                                      19,200              *                     *

Thomas A. Rumptz                                         7,214              *                     *

Directors and officers of the Company as a           1,203,784             34.99%                34.32%
group (10 persons)

* LESS THAN ONE PERCENT

NOTES:

(1) All of the Directors and executive officers of the Company may be contacted c/o Horizon Group Properties, Inc., 77 West Wacker Drive, Suite 4200, Chicago, Illinois, 60601.

(2) The beneficial ownership of shares of Common Stock reported herein is based upon filings with the Securities and Exchange Commission (the "Commission") pursuant to certain provisions of the Exchange Act and is subject to confirmation by the Company that such ownership does not violate the ownership restrictions in the Company's Charter. "Beneficial ownership" is defined differently in Rule 13d-3 under the Exchange Act and the Code. The ownership of Common Units reported herein is derived from the transfer records maintained by the transfer agent for Horizon Group Properties, L.P. (the "Operating Partnership") and on information provided by certain limited partners of the Operating Partnership. Information presented includes Common Stock issuable upon exercise of Stock Options which have vested or will vest within 60 days of March 30, 2001 as follows: Mr. Reschke 6,400; Gov. Edgar 3,300; Ms. Gilliam 6,400; Mr. Thilman 6,400; Mr. Skoien 57,960; Mr. Tinkham 22,400; Mr. Pelmoter 19,200; and Mr. Rumptz 5,120.

(3) Information presented assumes exchange or conversion only of Common Units owned by such beneficial owner for shares of Common Stock. The Common Units may be exchanged on a one-for-one basis for Common Stock (or, at the Company's election, cash of an equivalent value) at any time.

(4) Information presented assumes exchange or conversion of all outstanding Common Units for shares of Common Stock.

(5) Individual directly owns 8,206 shares of Common Stock and 6,400 shares of Common Stock which Mr. Reschke has the right to acquire upon exercise of certain options granted by the Company. Under the definition of "beneficial ownership" applicable to Exchange Act filings, Mr. Reschke may be deemed to share beneficial ownership of: (1) 527,418 shares of Common Stock and 75,620 Common Units directly owned by Prime Group Limited Partnership, an Illinois limited partnership ("PGLP"), (2) 277,850 Common Units directly owned by Prime Financing Limited Partnership, an Illinois limited partnership ("PFLP"), (3) 42,281 Common Units directly owned by Prime Group II, L.P., an Illinois limited partnership ("PG-II"), (4) 3,081 Common Units directly owned by Prime Group III, L.P., an Illinois limited partnership ("PG-III"), (5) 6,818 Common Units directly owned by Prime Group IV, L.P., an Illinois limited partnership ("PG-IV"), and (6) 35,050 Common Units directly owned by Prime Group V, L.P., an Illinois limited partnership ("PG-V") by virtue of his position as managing general partner of PGLP and his ability to control PFLP, PG-II, PG-III, PG-IV and PG-V.

(6) Information presented is based on a Schedule 13D filed with the Securities and Exchange Commission on July 20, 1998 by Howard Amster ("Amster") and certain affiliates. This Schedule 13D indicates that Amster may be deemed to be the beneficial owner of 269,855 shares of Common Stock by virtue of his relationships with the following persons, each a holder of Common Stock of the Company: Amster Trading Company; Amster Trading Company Charitable Remainder Unitrusts; Gould Trading Company; Howard Amster & Tamra F. Gould Charitable Unitrust; Howard M. Amster Charitable Remainder Unitrust; Jeffrey Shafer; Pleasant Lake Apts. Corp.; Ramat Securities Ltd. and Tamra F. Gould. This Schedule 13D indicates that Amster disclaims beneficial ownership of the shares of the Common Stock owned by Howard Amster & Tamra F. Gould Charitable Unitrust; Howard M. Amster Charitable Remainder Unitrust and Tamra F. Gould.

(7) Information presented is based on Schedule 13D filed with the Securities and Exchange Commission on February 13, 2001 by Magten Asset Management Company. This Schedule 13D indicates that Magten Asset Management Company beneficially owns 249,380 shares of Common Stock.

(8) Information presented is based on a Schedule 13D filed with the Securities and Exchange Commission on March 5, 1999 by Maurice A. Halperin ("Halperin"). This Schedule 13D indicates that Halperin directly owns 229,074 shares of Common Stock.

(9) Information presented is based on Schedule 13D filed with the Securities and exchange Commission on November 17, 2000 by Thomas G. Berlin ("Berlin") and certain affiliates. This Schedule 13D indicates that Berlin directly owns 131,500 shares of Common Stock and may be deemed the beneficial owner of an additional 81,600 shares of Common Stock by virtue of his relationships with the following persons, Berlin Capital Group, L.P. ("BCG") and Berlin Financial, Ltd. ("BFL"). BCG holds the 81,600 shares of Common Stock, BFL is the general partner of BCG, and Berlin is the sole member of BFL. This Schedule 13D indicates that each of Berlin, BCG and BFL disclaims beneficial ownership of the others' shares of Common Stock.

(10) Information presented is based on Schedule 13D filed with the Securities and Exchange Commission on August 24, 2000 by Robert M. Schwartzberg ("Schwartzberg"). This Schedule 13D indicates that Schwartzberg directly owns 144,700 shares of Common Stock.

(11) Mr. Berman's employment with the Company was terminated effective June 13, 2000.